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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported):AUGUST 5, 2003

                               GRANT PRIDECO, INC.

               (Exact name of registrant as specified in charter)


        DELAWARE                     001-15423                   76-0312499
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                         1330 POST OAK BLVD., SUITE 2700
                              Houston, Texas 77056
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2003, Grant Prideco, Inc. issued the press release attached as
Exhibit 99.1 to this Form 8-K reporting its second quarter 2003 results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Press Release dated August 5, 2003 relating to Second Quarter Earnings


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GRANT PRIDECO, INC.


Date: August 5, 2003                      By: /s/ Greg Boane
                                             -----------------------------------
                                             Greg Boane
                                             Corporate Controller and Principle
                                             Accounting Officer


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                                INDEX TO EXHIBITS


Exhibit No.             Description
-----------             -----------

   99.1                 Press Release dated August 5, 2003 relating to Second
                        Quarter Earnings